Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO THE
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

      Dated as of January 29, 2009

AMENDMENT NO. 2 (this “Amendment”) TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT among Chesapeake Corporation, a Virginia corporation and a debtor and debtor in possession in a case pending under chapter 11 of the Bankruptcy Code (the “Parent”), Chesapeake U.K. Holdings Limited (“UK Holdings”), Boxmore International Limited (“Boxmore”), Chesapeake plc (“CSK Plc” and, together with UK Holdings and Boxmore, the “Post-Petition Borrowers”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and Wachovia Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, the Parent, the Post-Petition Borrowers, the Lenders, the Administrative Agent, Wachovia Capital Markets, LLC, as a sole lead arranger and the sole bookrunner have entered into a Third Amended and Restated Credit Agreement dated as of December 30, 2008, as amended by Amendment No. 1 dated as of January 16, 2009 (as so amended, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement); and

WHEREAS, the Parent, the Post-Petition Borrowers, the Lenders and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined in Section 2 below) and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) The definitions of “Budget” and “Carve-Out” appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

““Budget” means the rolling 13-week cash revenue and expense forecast of the Parent and its Subsidiaries beginning from and including the Effective Date, which is to be delivered to the Administrative Agent and updated from time to time pursuant to the terms herein and which is in form and substance reasonably satisfactory to the Administrative Agent.”

““Carve-Out” means (i) all fees required to be paid to the Clerk of the Bankruptcy Court and to the Office of the U.S. Trustee under Section 1930(a) of title 28 of the United States Code; and (ii) all allowed fees and expenses incurred in the Case by professionals retained by the Debtors or by the Committee in amount not to exceed the sum of (A) all allowed fees and expenses (whether allowed before or after such Termination Event or Triggering 363 Sale) of such professionals and individual Committee members for travel up to an aggregate of $12,500,

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accrued and unpaid prior to the occurrence of a Termination Event or Triggering 363 Sale,  up to the amounts set forth in the Budget for such professionals as of the date such  Termination Event or Triggering 363 Sale occurs, plus (B) (i) after the occurrence of a Triggering 363 Sale, an amount not to exceed $1,250,000 (as such amount may be reduced by any expenses actually paid in respect of individual Committee member travel expenses permitted to be paid pursuant to the preceding clause (A)) in the aggregate, or (ii) after the occurrence a Termination Event other than a Triggering 363 Sale, an amount not to exceed $2,000,000 (as such amount may be reduced by any expenses actually paid in respect of individual Committee member travel expenses permitted to be paid pursuant to the preceding clause (A)) in the aggregate.  The Carve-Out shall not be reduced by any such allowed professional fees or expenses paid in the Case prior to the occurrence of a Termination Event, or any fees, expenses, indemnities or other amounts paid to the Administrative Agent or the Post-Petition Lenders and their respective attorneys and agents under this Agreement or otherwise, provided that: (x) no portion of the Carve-Out shall be available to pay any such professional fees and expenses incurred in connection with the initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation or any threatened litigation against the Administrative Agent, the Post-Petition Lenders or the Existing Lenders or the “Administrative Agent” under the Existing Credit Agreement and (y) nothing herein shall impair the right of any party to object to the reasonableness of any such fees or expenses to be paid by the Debtors’ estates.

For the purposes of this definition:

“Termination Event” shall mean either (i) the occurrence and continuance of an Event of Default or (ii) the occurrence of a Triggering 363 Sale; and

“Triggering 363 Sale” means the closing of any 363 Sale if such 363 Sale does not result in sufficient net proceeds to pay such professional fees and expenses in the Budget, including without limitation such professional fees and expenses in the Budget that have been incurred but not paid prior to such 363 Sale.”

(b) Section 3.4 of the Credit Agreement is hereby amended by deleting “(excluding any avoidance actions under the Bankruptcy Code (but including the proceeds therefrom))” contained in clause (ii) therein and replacing it with “(excluding the proceeds or other amounts received in respect of the claims and causes of actions arising under sections 544, 545, 547, 548, 549, 550 and 551 of the Bankruptcy Code)” in lieu thereof.

(c) Section 5.1.15 of the Credit Agreement is hereby amended by inserting therein the words “drafts of” immediately after the word “received” and immediately before the word “the” contained in the first line of such Section 5.1.15.

(d) Section 7.1.1(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(m)           (i)(A) each week on or before Thursday at 5:00 p.m. (New York time), the Budget, together with a comparison of actual payments to budgeted line items (and explanations for any variances of 10% or greater with respect to each line item of the Budget) for the prior weekly period and cumulative comparison of actual performance to the Budget and (B) a certificate duly executed by an Authorized Officer of the Parent that no proceeds of the Post-Petition Loans have been used for purposes other than as set forth in the Budget and (ii) every four weeks on or before Thursday at 5:00 p.m. (New York time) beginning on January 29, 2009, an update to the Budget to reflect the then current cash revenue and expense forecast of the Parent and its Subsidiaries;”

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(e) Section 7.1.5 of the Credit Agreement is hereby amended by inserting therein the word “reasonable” immediately after the word “any” and immediately before the word “fees” contained in the last sentence of such Section 7.1.5.

(f) Section 8.1.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 8.1.11.  Budget.  The Parent and its Subsidiaries make expenditures in any four-week period in amounts which exceed the amounts reflected on the Budget for such four-week period by more than a variance of 10% of total disbursements.”

(g) Section 8.1.12(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g)           The Debtors shall fail to comply with each of the milestones set forth in Section 6.5 of the Stalking Horse Bid (as amended by the first amendment to the Stalking Horse Bid) notwithstanding any agreement by any Debtor with the Purchasers, an alternative purchaser, any Committee or any other person unless the Administrative Agent, in its sole discretion, agrees otherwise.”

(h) Section 8.1.12(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(j)  The Bankruptcy Court shall not have entered the Sale Order by March 23, 2009; provided that such date may be extended to a date no later than March 26, 2009 by the Administrative Agent in its sole discretion.”

(i) Section 8.1.12(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(k)  The  sale of assets contemplated by the Stalking Horse Bid or such other agreement as the U.S. Obligors may select in accordance with the Bid Procedures shall not have been consummated by April 3, 2009; provided that such date may be extended to a date no later than April  6, 2009 by the Administrative Agent in its sole discretion.”

(j) Section 10.3 of the Credit Agreement is hereby amended by inserting therein the word “reasonable” (i) immediately after the word “all” and immediately before the word “fees” contained in the first sentence of such Section 10.3 and (ii) immediately after the word “all” and immediately before the words “out-of-pocket” contained in the last sentence of the last paragraph of such Section 10.3.

SECTION 2. Conditions of Effectiveness.  This Amendment shall be effective as of January 29, 2009 (the “Amendment No. 2 Effective Date”) when, and only when the Administrative Agent shall have received the following documents, in form and substance satisfactory to the Administrative Agent:

(a) counterparts of this Amendment executed by the Parent, each Post-Petition Borrower, the Required Lenders and the Post-Petition Required Lenders or, as to any of the Required Lenders or Post-Petition Required Lenders, advice satisfactory to the Administrative Agent that such Required Lender or Post-Petition Required Lender has executed this Amendment, and counterparts of the Consent and Confirmation attached hereto executed by each Subsidiary Guarantor; and

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(b) an amendment or waiver of the milestones set forth in Section 6.5 of the Stalking Horse Bid, agreed in writing between the Debtors and the Purchasers and reasonably satisfactory to the Administrative Agent, to reflect an extension of the date by which the Debtors shall obtain the entry of the Sale Order.

SECTION 3. Representations and Warranties of the Parent and the Post-Petition Borrowers.  The Parent and each Post-Petition Borrower represent and warrant as follows:

(a) All representations and warranties made by the Parent and each Post-Petition Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and after giving effect to this Amendment, no Default shall have occurred and be continuing.

(b) The Parent, each Post-Petition Borrower and each Subsidiary Guarantor is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation.

(c) The execution, delivery and performance by the Parent and each Post-Petition Borrower of this Amendment and the Loan Documents, as modified hereby, and by each Subsidiary Guarantor of the Consent and Confirmation attached hereto, are in each case within such Person’s powers, have been duly authorized by all necessary action, and do not result in a default under or contravene any such Person’s Organic Documents.

(d) Other than in connection with the Case, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution, delivery or performance by the Parent, each Post-Petition Borrower of this Amendment or any of the Loan Documents, as modified hereby, to which it is or is to be a party, or by each Subsidiary Guarantor of the Consent and Confirmation attached hereto.

(e) This Amendment has been duly executed and delivered by the Parent, each Post-Petition Borrower, and the Consent and Confirmation attached hereto has been duly executed and delivered by each Subsidiary Guarantor.  This Amendment and each of the other Loan Documents, as modified hereby, to which the Parent, each Post-Petition Borrower is a party, and the Consent and Confirmation attached hereto, are legal, valid and binding obligations of the Parent, each Post-Petition Borrower or each Subsidiary Guarantor, as applicable, enforceable against such entity in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity).

SECTION 4. Reference to and Effect on the Loan Documents.  (a)  On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment.

(b) The Credit Agreement (including, without limitation, the guarantees by the Post-Petition Borrowers set forth in Section 4.10 thereof), the Notes and each of the other Loan Documents are

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and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as modified by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Other Covenant.  In consideration of the agreements contained herein, the Post-Petition Borrowers and Subsidiary Guarantors further agree (it being understood that failure to comply with the covenant contained in this Section 5 shall constitute an Event of Default) to deliver to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, within 10 Business Days after the Amendment No. 2 Effective Date, resolutions from the board of directors (or other equivalent managing body) of each Post-Petition Borrower and each Subsidiary Guarantor organized under the laws of England, Wales or Ireland then in full force and effect authorizing, to the extent relevant, the execution, delivery and performance of this Amendment and the Consent and Confirmation, as applicable, to be executed by such Person.

SECTION 6. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHESAPEAKE CORPORATION, as a Debtor and Debtor in Possession

By /s/  J.P. Causey Jr.
J.P. Causey Jr.
Executive Vice President, Secretary and
General Counsel

CHESAPEAKE U.K. HOLDINGS LIMITED

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Director

BOXMORE INTERNATIONAL LIMITED

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Director

CHESAPEAKE PLC

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Director

Agreed as of the date first above written:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender, Post-Petition Lender and Administrative Agent

By/s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Managing Director

CREDIT INDUSTRIAL ET COMMERCIAL  (New York Branch), as a Lender and a Post-Petition Lender

By/s/ Eric Longuet
Name: Eric Longuet
Title: Vice President

By/s/ Albert Calo
Name: Albert Calo
Title: Vice President

HSBC Bank plc, as a Lender and a Post-Petition Lender

By/s/ Kevin Lambert
Name: Kevin Lambert
Title: Manager

KBC Bank N.V., as a Lender and a Post-Petition Lender

By/s/ Katherine S. McCarthy
Name: Katherine S. McCarthy
Title: Director

By/s/ Sandra T. Johnson
Name: Sandra T. Johnson
Title: Managing Director

SunTrust Bank, as a Lender and a Post-Petition Lender

By/s/ Byron P. Kurtgis
Name: Byron P. Kurtgis
Title: Director

CONSENT AND CONFIRMATION

Dated as of January 29, 2009

Each of the undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as affected by such Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as affected hereby.

This Consent and Confirmation shall be governed by, and construed in accordance with, the laws of the State of New York.  Each of the undersigned hereby irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York, New York county and the courts of the United States of America located in the Southern District of New York and hereby agrees that any legal action, suit or proceeding arising out of or relating to the foregoing Amendment and this Consent and Confirmation may be brought against them in any such courts.  This Consent and Confirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Consent and Confirmation by telecopier shall be effective as delivery of a manually executed counterpart of this Consent and Confirmation.

CHESAPEAKE UK ACQUISITIONS PLC

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Director

CARY ST. COMPANY, a Debtor and a Debtor in Possession

By /s/ Candace C. Formacek
Candace C. Formacek
Vice President

CHESAPEAKE INTERNATIONAL HOLDING COMPANY, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
        Vice President and Secretary

CHESAPEAKE PRINTING AND PACKAGING COMPANY, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
        Vice President and Secretary

CHESAPEAKE PHARMACEUTICAL PACKAGING COMPANY INC., a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
        Vice President and Secretary

CHESAPEAKE DISPLAY AND PACKAGING COMPANY, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Secretary

CHESAPEAKE FOREST PRODUCTS COMPANY LLC, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Vice President and Secretary

CHESAPEAKE RECYCLING COMPANY, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

CHESAPEAKE ASSETS COMPANY, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

DELMARVA PROPERTIES, INC., a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Vice President and Secretary

SHEFFIELD, INC., a Debtor and a Debtor in Possession

By /s/ J. Christopher Naftzger
J. Christopher Naftzger
Secretary

STONEHOUSE INC., a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Vice President and Secretary

THE CHESAPEAKE CORPORATION OF VIRGINIA, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

WTM I COMPANY, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
Vice President and Secretary

CHESAPEAKE CORPORATION, a Wisconsin corporation, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

CHESAPEAKE CORPORATION, a Massachusetts corporation, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

CHESAPEAKE CORPORATION, a D.C. corporation, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

CHESAPEAKE CORPORATION, an Illinois corporation, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

CHESAPEAKE CORPORATION, a Louisiana corporation, a Debtor and a Debtor in Possession

By /s/ J.P. Causey Jr.
J.P. Causey Jr.
President

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley
as duly appointed attorney of
CHESAPEAKE & SONS LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
CHESAPEAKE BRISTOL LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner_______

Name Liz Turner_________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
FIELD BOXMORE BRISTOL (HOLDINGS) LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
CHESAPEAKE PLASTICS LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
FIRST CARTON GROUP LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
FIELD BOXMORE IRELAND LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
BPG HEALTHCARE SYSTEMS LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
BERRY'S (HOLDINGS) LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
CHESAPEAKE PHARMACEUTICAL AND HEALTHCARE PACKAGING (DUBLIN) LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
CHESAPEAKE PHARMACEUTICAL AND HEALTHCARE PACKAGING (LIMERICK) LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
CHESAPEAKE PHARMACEUTICAL AND HEALTHCARE PACKAGING (WESTPORT) LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
BOXMORE PLASTICS LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED on behalf of LITHOPRINT HOLDINGS LIMITED at Amersham
By Mark Priestley	/s/ Mark Priestley
Print Full Name before this witness Liz Turner	Director /s/ Elizabeth Turner
Print Full Name	Witness
Chesapeake PLC Church House St. Mary's Court The Broadway Old Amersham Bucks HP7 OUT United Kingdom

SIGNED SEALED AND DELIVERED on behalf of CHESAPEAKE HILLINGTON LIMITED at Amersham
By Mark Priestley	/s/ Mark Priestley
Print Full Name before this witness Liz Turner	Director /s/ Elizabeth Turner
Print Full Name	Witness
Chesapeake PLC Church House St. Mary's Court The Broadway Old Amersham Bucks HP7 OUT United Kingdom

SIGNED SEALED AND DELIVERED
by:  /s/ Mark Priestley
        Mark Priestley

as duly appointed attorney of
CHESAPEAKE BELFAST LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by: /s/ Mark Priestley
       Mark Priestley

as duly appointed attorney of
WILLIAM W. CLELAND HOLDINGS LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

SIGNED SEALED AND DELIVERED
by: /s/ Mark Priestley
       Mark Priestley

as duly appointed attorney of
FIELD BOXMORE GB LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

Notice Details

Address:

Facsimile:

Attention:

SIGNED SEALED AND DELIVERED
by: /s/ Mark Priestley
       Mark Priestley

as duly appointed attorney of
FIELD PACKAGING LIMITED
In the presence of:

Witness's signature /s/ Elizabeth Turner______

Name Liz Turner________________________

Chesapeake PLC
Church House
St. Mary's Court
The Broadway Old Amersham
Bucks HP7 OUT
United Kingdom

Notice Details

Address:

Facsimile:

Attention:

Chesapeake Düren GmbH

By:  /s/ Timothy D. Whitfield
                                        Timothy D. Whitfield
Title:  Director

Chesapeake Melle GmbH

By:  /s/ Timothy D. Whitfield
                                        Timothy D. Whitfield
Title:  Director

Chesapeake Stuttgart GmbH

By:  /s/ Timothy D. Whitfield
                                        Timothy D. Whitfield
Title:  Director

Chesapeake Neu-Isenburg GmbH

By:  /s/ Michael Cheetham
                                        Michael Cheetham
Title:  Director

Chesapeake Deutschland GmbH

By:  /s/ Timothy D. Whitfield
                                        Timothy D. Whitfield
Title:  Director

Chesapeake Gent NV

By:  /s/ Michael Cheetham
                                        Michael Cheetham
Title:  Director

Chesapeake Bornem NV

By:	/s/ Michael Cheetham
Michael Cheetham
Title: Director

Chesapeake Shared Services Benelux NV

By:	/s/ Michael Cheetham
Michael Cheetham
Title: Director

Chesapeake Brussels NV

By:	/s/ Michael Cheetham
Michael Cheetham
Title: Director

Boxmore Healthcare Packaging Europe NV

By:	/s/ Michael Cheetham
Michael Cheetham
Title: Director

ChesaPeake Oss B.V.

By:	/s/ Willem Langenhuyzen
   Willem Langenhuyzen
   Title:  Managing Director